Exhibit 23(4)(b)(i)

                        INVESTMENT SUB-ADVISORY AGREEMENT


J.P Morgan Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Dear Sir or Madam:

         This Agreement, executed this ______________ day of September, 1999, and effective the first day of October, 1999, between J.P. Morgan Investment Management Inc., a Delaware corporation (the "Adviser") and LSA Asset Management LLC, a Delaware limited liability company (the "Manager").

         WHEREAS, LSA Variable Series Trust, a Delaware business trust (the "Trust") has entered into an advisory agreement with the Manager (the "Investment Advisory Agreement"), pursuant to which Manager will act as adviser to the J.P. Morgan Disciplined Equity Fund (the "Fund"), a series of the Trust.

         WHEREAS, The Manager is authorized, with the approval of the Board of Trustees of the Trust (the "Board" or "Trustees" as the context requires), to retain the Adviser to provide investment advisory services to the Fund.

         WHEREAS, The parties hereto wish to enter into an agreement whereby the Adviser will provide investment advisory services to the Fund.

         NOW  THEREFORE,   In  consideration  of  the  mutual  covenants  herein
contained, the Manager and the Adviser agree as follows:

     1.  Appointment

         The Manager hereby appoints the Adviser to render certain investment advisory services to the Fund as set forth herein. The Adviser hereby accepts such appointment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

     2.  Services as Investment Adviser

         Subject to the supervision of the Manager and the Board, and in cooperation with any administrator appointed by the Manager (the "Administrator"), the Adviser shall (a) manage the Fund's assets in accordance with the investment objectives, restrictions and limitations of the Fund, as set forth in the Trust's most recent Registration Statement, subject to the Guidelines (as such term is defined below); (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions for the Fund; and (d) employ professional portfolio managers and securities analysts to provide research services to the Fund. In providing these services, the Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. The Adviser shall provide the Fund's custodian (as defined below) on each business day with information relating to all transactions concerning the Fund's assets and shall provide the Manager with such information upon request of the Manager. The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Fund. The Manager shall instruct the custodian of the Fund and other parties providing services to the Fund to promptly forward misdirected proxy materials to the Adviser.

         The Adviser shall provide to the Manager a copy of its Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom Adviser wishes to have authorized to give written and/or oral instructions to the Fund's custodian.

         Copies of the Registration Statement of the Trust, as currently in effect, have been delivered to the Adviser. The Manager agrees, on an ongoing basis, to provide to the Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement.

         The Manager shall provide the Adviser with a copy of the Trust's agreement with the custodian designated to hold the assets of the Fund (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Fund shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Adviser shall have no liability for the acts or omissions of the Custodian unless such act or omission is required by and taken in good faith and without negligence by the Custodian in reliance upon improper instruction(s) given to the Custodian by a representative of the Adviser, which improper instruction(s) is due to the gross negligence or willful misconduct of the Adviser, properly authorized to give such instruction(s) under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

     The Manager agrees on an on-going basis to provide or cause to be provided to the Adviser guidelines, to be revised as provided below (the "Guidelines"), setting forth limitations, by dollar amount or percentage of net assets, on the types of securities in which the Fund is permitted to invest or investment activities in which the Fund is permitted to engage. Among other matters, the Guidelines shall set forth clearly the limitations imposed upon the Fund as a result of relevant diversification requirements under state and federal law pertaining to insurance products, including, without limitation, the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). The Guidelines shall remain in effect until 12:00 p.m. on the third business day following actual receipt by the Adviser of a written notice, denominated clearly as such, setting forth revised Guidelines. The Adviser shall be permitted to rely on the most recent Guidelines delivered to it. The Manager agrees that the Adviser may rely on the Guidelines without independent verification of their accuracy and that the Adviser will reasonably use its best judgment to interpret the Guidelines.

         The Manager shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Code. In connection with such compliance tests, the Manager shall prepare and provide reports to the Adviser within ten (10) business days of a calendar quarter end relating to the diversification of the Fund under Subchapter M and
Section 817(h) of the Code. The Adviser shall review such reports for purposes of determining compliance with such diversification requirements. If it is determined that the Fund is not in compliance with the diversification requirements noted above, the Adviser, in consultation with the Manager, will take prompt action to bring the Fund back into compliance within the time permitted under the Code (the Adviser's "Tax Compliance Responsibilities").

         The Adviser shall for all purposes herein be deemed to be an independent contractor. The Adviser has no authority to act for or represent the Trust or the Fund in any way except to direct securities transactions pursuant to its investment advice hereunder. The Adviser is not an agent of the Manager, the Trust or the Fund.

     3.  Brokerage.

         In selecting brokers or dealers to execute transactions on behalf of the Fund, the Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and will continually monitor such factors. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion.

     In no instance will the Fund's assets be purchased from or sold to the Manager, Adviser, the Trust's principal underwriter, or any affiliated person of such persons, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1934 Act.

         4. Information Provided to the Manager.

         The Adviser will keep the Manager informed of developments materially affecting the Fund.

         5.  Standard of Care.

         The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         6.  Compensation.

         In consideration of the services rendered pursuant to this Agreement, the Manager will pay the Adviser the fee as set forth in Exhibit A. Such fees will be computed daily and payable no later than the 20th business day following the end of each month. The fee for the period from the initial capitalization of the Trust to the end of the month during which such capitalization shall have occurred shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement.

         7.  Expenses.

         Except for expenses specifically assumed or agreed to be paid by the Adviser pursuant hereto, the Adviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase of sale of securities or other investment instruments with respect to the Fund, and (c) custodian fees and expenses. The Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

         8. Services to Other Companies or Accounts.

         The Manager understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and the Manager has no objection to the Adviser so acting, provided that whenever the Trust and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Adviser agrees to allocate similarly opportunities to sell securities. The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Manager understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

         9.  Books and Records.

         The Adviser shall maintain in compliance with the Investment Company Act of 1940 (the "1940 Act") all books and records with respect to transactions involving the assets of the Fund for which the Adviser has responsibility. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Manager copies of any of such records upon the Fund's or the Manager's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Investment Advisers Act of 1940, as amended, for the period specified in the rule.

         The Adviser shall provide to the Manager or the Board such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Manager or Board may reasonably request.

         10.  Termination of Agreement.

         This Agreement shall become effective as of the date of its execution and shall continue in effect for a period more than two years from the date of execution only so long as such continuance is specifically approved by the Trustees at the times and in the manner required by Section 15(a) and (c) of the 1940 Act and rules thereunder.

         Pursuant to an Order of the Commission, the Manager may engage a sub-adviser without first obtaining approval of the investment advisory agreement by a vote of a majority of the outstanding voting securities of the Fund. This Agreement shall become effective upon its approval by the Board. The Adviser shall be without the protection accorded by shareholder approval of an investment adviser=s receipt of compensation under Section 36(b) of the 1940 Act.

         This Agreement may be terminated, at any time, without penalty, by the Manager or Trustees on sixty (60) days= written notice to the Adviser or by the Adviser on sixty (60) days= written notice to the Manager.

         The Agreement will terminate  automatically in the event of assignment.
The  agreement  will  terminate   automatically  upon  the  termination  of  the
Investment Advisory Agreement.

         11.  Indemnification.

         (a) The Manager shall indemnify and hold harmless the Adviser, its officers, directors and affiliates and each person, if any, who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") ("Affiliates") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) ("Liabilities") directly arising out of any service, other than as provided in paragraph (b) of this Section 11, to be rendered under this Agreement except Liabilities resulting from willful misfeasance, bad faith or gross negligence in the performance of Adviser's duties. The Manager shall not be liable for any consequential or incidental damages. The Adviser's complete compliance with the Guidelines referenced in Section 2 may serve to mitigate conduct otherwise considered willful misfeasance, bad faith or gross negligence.

         (b) With regard to the Adviser's Tax Compliance Responsibilities as set forth in Section 2, the Manager shall not indemnify and hold harmless Adviser for any negligent conduct or for Adviser's not taking any corrective action required to be taken based on consultations with Manager.

         (c) The Adviser shall indemnify and hold harmless the Manager and its Affiliates and each person, if any, who controls the Manager within the meaning of Section 15 of the 1933 Act, Allstate Life Insurance Company and its
Affiliates, including their separate accounts, which may invest in the Fund (collectively, the "Life Company") against any Liabilities directly arising out of the Adviser=s willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement, and further, with regard to the Adviser's Tax Compliance Responsibilities, shall indemnify Manager, Affiliates, and the Life Company for Liabilities directly resulting from Adviser"s negligent conduct. The Adviser shall not be liable for any consequential or incidental damages. The Adviser and its Affiliates will not be liable to Manager for any Liabilities relating to the failure of Manager or its Affiliates to comply with this Agreement and/or any applicable insurance laws and rules, or as a result of any error of judgment or mistake of law.

         As used herein, "consequential or incidental damages" shall not include any tax consequence(s) under variable insurance products funded by the Fund resulting from the Adviser's failure to comply with its Tax Compliance Responsibilities as defined in Section 2 of this Agreement.

         12.  Disclosure.

         The Manager shall not, without the prior written consent of the Adviser, make representations regarding or reference to the Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials.

         13. Reference to Manager or Life Company or Trust.

         Any materials utilized by the Adviser which contain any information relating to the Manager, a life insurance company investing in the Fund (including any information relating to its separate accounts or variable annuity or variable life insurance contracts) or the Trust shall be submitted to the Manager for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. No such materials shall be used if the Adviser or the Manager reasonably objects in writing to such use within five (5) days after receipt of such material.

         14.  Computer Systems.

         The Adviser hereby warrants and represents to the Manager that it has or will have on or prior to December 31, 1999, plans, steps and procedures which are reasonably designed to make its mission critical computers, software, hardware, processes, and procedures related to the services provided herein that are date sensitive, Year 2000 Compliant (as defined below), provided that, Adviser makes no representation or warranty as to the Year 2000 Compliance (as defined below) of third party products or services and Adviser shall not be responsible for any failure of its computer, software, hardware, processes or procedures to the extent such failures arise as a result of or in connection with external dependencies including energy utilities, telecommunications firms, clients, counter parties, exchanges, depositories, governments and regulatory agencies and third party providers of products or services. As used herein, Year 2000 Compliant or Year 2000 Compliance means information and technology that accurately processes date and time data, including calculating, comparing and sequencing, from, into and between the twentieth and twenty-first centuries; and, the years 1999 and 2000; and leap year calculations.

         15.  Definitions.

         For the purposes of this Agreement, the terms Avote of a majority of the outstanding voting securities, ""interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

         16.  Miscellaneous.

         Notices and other writings delivered or mailed postage prepaid to Manager and the Trust at 3100 Sanders Road, Northbrook, Illinois 60062,
Attention: Barbara J. Whisler; or to Adviser at 522 Fifth Avenue, New York, New York 10036, Attention: Kathleen H. Tripp, or to such other address as Manager or Advisor may hereafter specify by written notice to the most recent address specified by the other party, will be deemed to have been properly delivered or given hereunder to the respective addressee.

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof. This Agreement shall be governed in accordance with the laws of the State of Illinois, without giving effect to principles of conflict of laws.

         If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.


                                   Very truly yours,


                                   LSA ASSET MANAGEMENT LLC

                                   By:  __________________________
                                   Name:  _______________________
                                   Title: _________________________




Accepted:
J.P. Morgan Investment Management Inc.
By:  ____________________________
Name:  __________________________
Title:  ___________________________

                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                            LSA ASSET MANAGEMENT LLC
                                       and
                     J.P. MORGAN INVESTMENT MANAGEMENT INC.


Portfolio                                     Fee Schedule

J.P. Morgan Disciplined Equity Fund          ___% of average daily net
                                             assets of the first $250 million;
                                             and ___% of average daily net
                                             assets in excess of $250 million.

Exhibit 23(4)(b)(ii)

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                           LSA Asset Management LLC, a
                       Delaware limited liability company

                                       and

                         GOLDMAN SACHS ASSET MANAGEMENT,
                        a separate operating division of
                              GOLDMAN, SACHS & CO.



It is hereby agreed by and between LSA Asset Management LLC (the "Manager") and GOLDMAN SACHS ASSET MANAGEMENT, a separate operating division of GOLDMAN SACHS & CO. ( the "Adviser"), as follows:

                                       1.

Engagement of Adviser. LSA Variable Series Trust, a Delaware business trust (the "Trust") has entered into an Investment Management Agreement with the Manager on behalf of the Goldman Sachs Growth Equity Fund (the "Fund"). The Manager is authorized, with the approval of the Board of Trustees of the Trust (the "Board" or "Trustees" as the context requires), to retain the Adviser to provide investment advisory services to the Manager in connection with the management of the Fund. Manager hereby engages the services of Adviser in furtherance of its Investment Management Agreement with the Trust. Pursuant to this Sub-Advisory Agreement and subject to the supervision of the Manager and the Board, and in cooperation with any administrator appointed by the Manager (the "Administrator"), the Adviser will manage the investment and reinvestment of the assets of the Fund.

         In this regard, Adviser will determine in its discretion the securities to be purchased or sold, will provide Manager with records concerning its activities which Manager or the Trust is required to maintain, and will render regular reports to the Manager, the Trustees and the Board concerning its discharge of the foregoing responsibilities. Adviser will discharge the foregoing responsibilities subject to the control of the Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund set forth in the Fund's then-current prospectus and statement of additional information. Manager represents that the engagement of Adviser hereunder has been duly authorized by the Trust in accordance with the Investment Company Act of 1940 (the "1940 Act"). Manager agrees to inform Adviser of any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments the Fund may otherwise make, and to inform Adviser promptly of any changes in such requirements.

         Adviser accepts its engagement under this Section 1 and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement; provided, however, that Adviser will not be required to pay the cost (including taxes, brokerage commissions and other transaction costs, if any) of securities and other investments purchased or sold for the Fund.

         The Manager shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and Section 817(h) of the Code. In connection with such compliance tests, the Manager shall prepare and provide reports to the Adviser within ten (10) business days of a calendar quarter end relating to the diversification of the Fund under Subchapter M and Section 817(h) of the Code (Manager's "Tax Compliance Reports"). The Adviser shall review such reports for purposes of determining compliance with such diversification requirements. If it is determined that the Fund is not in compliance with the requirements noted above, the Adviser, in consultation with the Manager, will take prompt action to bring the Fund back into compliance within the time permitted under the Code (the Adviser's ATax Remediation Responsibilities@).

         The Manager shall provide the Adviser with a copy of the Trust's agreement with the custodian designated to hold the assets of the Fund (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Fund shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Adviser shall have no liability for the acts or omissions of the Custodian unless such act or omission is required by and taken in reliance upon instruction given to the Custodian by a representative of the Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

         The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Fund. The Manager shall instruct the Custodian of the Fund and other parties providing services to the Fund to promptly forward misdirected proxy materials to the Adviser.

                                       2.

Fund Transactions. In connection with purchases or sales of portfolio securities for the account of the Fund, neither Adviser nor any of its partners, officers, employees or affiliates will act as a principal, except as otherwise permitted by the 1940 Act and the rules thereunder. Adviser or its agents will arrange for the placing of orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers (including Goldman, Sachs & Co.) selected by Adviser. In the selection of such brokers or dealers (including Goldman, Sachs & Co.) and the placing of such orders Adviser is directed at all times to seek for the Fund the most favorable execution and net price available. It is also understood that it is desirable for the Fund that Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, Adviser is authorized to consider such services provided to the Fund and other accounts over which Adviser or any of its affiliates exercises investment discretion and to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to Adviser in connection with its services to other clients. Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as its other clients, aggregate, to the extent permitted by applicable laws and rules, the securities to be sold or purchased in order to obtain the most favorable execution and net price. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction will be made by Adviser in the manner it considers to be the most equitable and consistent with its obligations to the Fund and to such other clients. Adviser is not, however, required to aggregate securities orders.

                                       3.

Compensation of Adviser. As its compensation hereunder, Manager will pay to Adviser, within twenty (20) business days after the end of each month, a fee calculated daily as a percentage of the average daily net assets of the Fund during that month at the following annual rate: ___% of the first $50 million; ___% up to the next $200 million; ___% up to the next $250 million; and ___% in excess of $500 million.

         For the purpose of accruing compensation, the net assets of the Fund will be determined in the manner provided for in the then-current prospectus of the Fund.

         In the event of termination of this Agreement, all compensation due to Adviser through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen (15) business days of the date of termination.

                                       4.

Delivery of Information and Reports. Manager agrees to furnish to Adviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of financial statements, charter documents and such other information with regard to the affairs of the Fund as Adviser may reasonably request. Adviser agrees to render to Manager such periodic and special reports regarding its activities under this Agreement as Manager may reasonably request. Manager represents that it and the Trust have received Parts I and II of Adviser's Form ADV. The Adviser shall provide the Manager with a copy of amendments to its Form ADV and a list of the persons whom the Adviser wishes to have authorized to give written and/or oral instructions to the Custodian of the assets of the Fund.

                                       5.

Status of Adviser. The services of Adviser to Manager and the Fund are not to be deemed exclusive, and Adviser is free to render similar services to others so long as its services to the Fund are not impaired thereby. Adviser will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         Without limiting the foregoing, Manager represents that it understands that the Adviser now acts, will continue to act, or may act in the future, as investment adviser or investment sub-adviser to fiduciary and other managed accounts, including other investment companies and that Manager has no objection to Adviser so acting, provided that Adviser duly performs all obligations under this Agreement. Manager also understands that Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by Adviser with respect to the Fund. Nothing in this Agreement imposes upon Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which Adviser or its partners, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account(s) of any other client.

                                       6.

Certain Records. Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund's investments made by Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31 a-1 (b)(5), (6), (7), (9) and (10) under the 1940 Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31 a-1 and Rule 31 a-2 promulgated under the 1940 Act which are prepared or maintained by Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Manager on request.

         Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, the Manager, or any governmental agency or other instrumentality having regulatory authority over the Fund.

                                       7.

Reference to Adviser. The Manager shall not publish or distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of investment advisory services by Adviser pursuant to this Agreement, or use in advertising, publicity or otherwise the name of Adviser or any of its affiliates, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of Adviser or its affiliates, without the prior written consent of Adviser. Any materials utilized by the Manager which contain any information relating to the Adviser shall be submitted to the Adviser for approval prior to use, not less than five (5) business days before such approval is needed by Manager.

         Notwithstanding the foregoing, Manager may distribute information regarding the provision of investment advisory services by Adviser to the Board (the "Board Materials") without the prior written consent of Adviser. Manager will provide copies of the Board Materials to Adviser within a reasonable time following distribution to the Board.

Reference to Manager or Life Company or Trust. Any materials utilized by the Adviser which contain any information relating to the Manager, a life insurance company investing in the Fund (including any information relating to its separate accounts or variable annuity or variable life insurance contracts) or the Trust shall be submitted to the Manager for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. No such materials shall be used if the Adviser or the Manager reasonably objects in writing to such use within five (5) days after receipt of such material.

                                       8.

Liability of Manager and Adviser.

         (a) The Manager shall indemnify and hold harmless the Adviser, its officers and directors and each person, if any, who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") ("Affiliates") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) ("Liabilities") arising out of any service, other than as provided in paragraph (b) of this Section 8, to be rendered under this Agreement except by reason of willful misfeasance, bad faith or gross negligence in the performance of Adviser's duties.

         (b) With regard to the Adviser's Tax Remediation Responsibilities as set forth in Section 1, the Manager shall not indemnify and hold harmless Adviser for Adviser's not taking any corrective action required to be taken based on consultations with Manager; however, if any Tax Compliance Report is not properly prepared by Manager which gives rise to the liabilities, Manager shall indemnify Adviser with respect to such liabilities.

         (c) The Adviser shall indemnify and hold harmless the Manager and its Affiliates and each person, if any, who controls the Manager within the meaning of Section 15 of the 1933 Act, Allstate Life Insurance Company and its Affiliates (collectively, the "Life Company") against any Liabilities arising out of any service to be rendered under this Agreement with respect to the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement, and further, with regard to the Adviser's Tax Remediation Responsibilities, shall indemnify Manager, Affiliates, and the Life Company for any Liabilities resulting from Adviser's not taking any appropriate corrective action required to be taken based on Adviser's consultations with Manager. The Adviser and its Affiliates will not be liable to Manager for any Liabilities relating to the failure of Manager or its Affiliates to comply with this Agreement and/or any applicable insurance laws and rules (including the failure of Manager to advise Adviser of any insurance related restrictions as described in paragraph 1 hereof), or as a result of any error of judgment or mistake of law, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

                                       9.

Duration and Termination. This Agreement shall become effective as of October 1, 1999, and shall continue in effect for a period more than two years from the date of execution only so long as such continuance is specifically approved by the Trustees at the times and in the manner required by Section 15(a) and (c) of the 1940 Act and the rules thereunder.

         Pursuant to an Order of the Commission, the Manager may engage an adviser without first obtaining approval of the investment advisory agreement by a majority of the outstanding voting securities of the Fund. This Agreement shall become effective upon its approval by the Board. The Adviser shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Manager or Trustees on sixty (60) days' written notice to the Adviser, or by the Adviser on sixty (60) days' written notice to the Manager and the Trust.

         This Agreement will automatically terminate in the event of its assignment. This Agreement will automatically terminate in the event that the Investment Management Agreement by and between the Trust and the Manager on behalf of the Fund, referred to in Section 1, is terminated.

         Notices and other writings delivered or mailed postage prepaid to Manager and the Trust at 3100 Sanders Road, Suite J5B, Northbrook, Illinois, 60062 Attention: Barbara J. Whisler, or to Adviser at One New York Plaza, New York, New York 10004, Attention: Douglas C. Grip (42nd Floor), or to such other address as Manager or Adviser may hereafter specify by written notice to the most recent address specified by the other party, will be deemed to have been properly delivered or given hereunder to the respective addressee.

         As used in this Section 9, the terms "assignment," "interested persons" and a "vote of a majority of the outstanding voting securities" will have the respective meanings set forth in the 1940 Act and the rules thereunder.

                                       10.

Confidentiality. All information and advice by Adviser for the Fund will be treated as confidential by Manager and will not be disclosed to third parties without Adviser's prior written consent except as required by law.

                                       11.

Computer. Adviser and its affiliates, on the one hand, and Manager and its affiliates on the other hand, represent and warrant to each other that they will use reasonable commercial efforts to (a) review all of their respective hardware and/or software comprising computer systems which will be used in connection with this Agreement (individually, the "Computer System" and collectively, the "Computer Systems") to determine if such Computer Systems are Year 2000
Compliant  (as  defined  below),  (b) render  such  Computer  Systems  Year 2000
Compliant prior to any part of such Computer Systems suffering a material malfunction due to its not being made Year 2000 Compliant on a timely basis, and
(c) jointly test any interfaces between Adviser and its affiliates' Computer System and Manager and its affiliates' Computer System so as to determine that they are capable of interfacing without material malfunctions. In the event that any portion of such Computer System materially malfunctions due to the failure to be made Year 2000 Compliant on a timely basis, the party responsible for operating and/or maintaining such Computer System shall use good faith efforts to correct the malfunction and render the relevant portion of the Computer
System Year 2000 Compliant in order to mitigate the damages from such malfunction and to avoid any further material malfunction. Adviser and its affiliates and manager and its affiliates represent and warrant to each other that they have devoted sufficient resources in terms of funding personnel and project time to satisfy their respective obligations under this warranty.

         For the purpose of this Section 11, "Year 2000 Compliant" shall mean that the referenced Computer System will correctly differentiate between years, in different centuries, that end in the same two digits, and will accurately process date/time data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the centuries including leap year calculations, provided that any hardware or software not being operated and/or maintained as part of the referenced Computer System, is itself Year 2000 Compliant.

                                       12.

Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

Amendments. This Agreement may not be amended, altered or modified in any way except by an addendum in writing duly executed by the proper officials of the parties hereto.

Survival.  Sections 7, 8 and 10 will survive the termination of this Agreement.

Governing Law. This Agreement will be construed in accordance with the laws of the State of Illinois and the applicable provisions of the 1940 Act and the rules thereunder. To the extent that the applicable laws of the State of Illinois or any provisions herein conflict with the applicable provisions of the 1940 Act, the latter will control.


         IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement this __________ day of September, 1999, to be effective October 1, 1999.


LSA ASSET MANAGEMENT LLC                    GOLDMAN, SACHS & CO.

By:  _______________________________      By:___________________________
Name:  _____________________________      Name:________________________
Title:  ______________________________    Title:  ________________________

GOLDMAN SACHS ASSET MANAGEMENT, a separate operating division of GOLDMAN, SACHS & CO.

By:  _______________________________
Name:  _____________________________
Title:  ______________________________

Exhibit 23(4)(b)(iii)


                             SUB-ADVISORY AGREEMENT

                        BETWEEN LSA Asset Management LLC
                      a Delaware limited liability company

                                       and

                      SALOMON BROTHERS ASSET MANAGEMENT INC.
                             a Delaware Corporation



It is hereby agreed by and between LSA Asset Management LLC (the "Manager") and SALOMON BROTHERS ASSET MANAGEMENT INC., (the "Adviser"), as follows:

                                       1.

Engagement of Adviser. LSA Variable Series Trust, a Delaware business trust (the "Trust") has entered into an Investment Management Agreement with the Manager effective October 1, 1999, on behalf of the Salomon Brothers Value Equity Fund (the "Fund"). The Manager is authorized, with the approval of the Board of Trustees of the Trust (the "Board" or "Trustees" as the context requires), to retain the Adviser to provide investment advisory services to the Manager in connection with the management of the Fund. Manager hereby engages the services of Adviser in furtherance of its Investment Management Agreement with the Trust. Pursuant to this Sub-Advisory Agreement and subject to the supervision of the Manager and the Board, and in cooperation with any administrator appointed by the Manager (the "Administrator"), the Adviser will manage the investment and reinvestment of the assets of the Fund.

       In this regard, Adviser will determine in its discretion the securities to be purchased or sold, will provide Manager with records concerning its activities which Manager or the Trust is required to maintain, and will render regular reports to Manager, Trustees and the Board concerning its discharge of the foregoing responsibilities. Adviser will discharge the foregoing responsibilities subject to the control of the Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund set forth in the Fund=s then-current prospectus and statement of additional information. Manager represents that the engagement of Adviser hereunder has been duly authorized by the Trust in accordance with the Investment Company Act of 1940 (the "1940 Act"). Manager agrees to inform Adviser of any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments the Fund may otherwise make, and to inform Adviser promptly of any changes in such requirements.

       Adviser accepts its engagement under this Section 1 and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement; provided, however, that Adviser will not be required to pay the cost (including taxes, brokerage commissions and other transaction costs, if any) of securities and other investments purchased or sold for the Fund.

        The Manager shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and Section 817(h) of the Code. In connection with such compliance tests, the Manager shall prepare and provide reports to the Adviser within ten (10) business days of a calendar quarter end relating to the diversification of the Fund under Subchapter M and Section 817(h) of the Code. The Adviser shall review such reports for purposes of determining compliance with such diversification requirements. If it is determined that the Fund is not in compliance with the requirements noted above, the Adviser, in consultation with the Manager, will take prompt action to bring the Fund back into compliance within the time permitted under the Code (the Adviser's "Tax Compliance Responsibilities").

Custodian. The Manager shall provide the Adviser with a copy of the Trust's agreement with the custodian designated to hold the assets of the Fund (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Fund shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Adviser shall have no liability for the acts or omissions of the Custodian unless such act or omission is required by and taken in reliance upon instruction given to the Custodian by a representative of the Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

        The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Fund. The Manager shall instruct the Custodian of the Fund and other parties providing services to the Fund to promptly forward misdirected proxy materials to the Adviser.

                                              2.

Fund Transactions. In connection with purchases or sales of portfolio securities for the accounts of the Fund, neither Adviser nor any of its partners, officers, employees or affiliates will act as a principal, except as otherwise permitted by the 1940 Act and the rules thereunder. Adviser or its agents will arrange for the placing of orders for the purchase and sale of portfolio securities for the Fund=s account with brokers or dealers selected by Adviser. In the selection of such brokers or dealers and the placing of such orders Adviser is directed at all times to seek for the Fund the most favorable execution and net price available. It is also understood that it is desirable for the Fund that Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, Adviser is authorized to consider such services provided to the Fund and other accounts over which Adviser or any of its affiliates exercises investment discretion and to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to Adviser in connection with its services to other clients. Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as its other clients, aggregate, to the extent permitted by applicable laws and rules, the securities to be sold or purchased in order to obtain the most favorable execution and net price. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction will be made by Adviser in the manner it considers to be the most equitable and consistent with its obligations to the Fund and to such other clients. Adviser is not, however, required to aggregate securities orders.

                                              3.

Compensation of Adviser. As its compensation hereunder, Manager will pay to Adviser, within twenty (20) business days after the end of each month, a fee calculated daily as a percentage of the average daily net assets of the Fund during that month at the annual rate of ____% of the first $250 million; ____% up to the next $250 million; and ____% in excess of $500 million.

        For the purpose of accruing compensation, the net assets of the Fund will be determined in the manner provided in the then-current prospectus of the Fund.

        The fee for the period from the initial capitalization of the Trust to the end of the month during which such capitalization shall have occurred shall be prorated according to the proportion that such period bears to the full monthly period. In the event of termination of this Agreement, all compensation due to Adviser through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen (15) business days of the date of termination.

                                              4.

Delivery of Information and Reports. Manager agrees to furnish to Adviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of financial statements, charter documents and such other information with regard to the affairs of the Fund as Adviser may reasonably request. Adviser agrees to render to Manager such periodic and special reports regarding its activities under this Agreement as Manager may reasonably request. Manager represents that it and the Trust have received Parts I and II of Adviser's Form ADV. The Adviser shall provide the Manager with a copy of amendments to its Form ADV and a list of the persons whom the Adviser wishes to have authorized to give written and/or oral instructions to the Custodian of the assets of the Fund.

                                              5.

Status of Adviser. The services of Adviser to Manager and the Fund are not to be deemed exclusive, and Adviser is free to render similar services to others so long as its services to the Fund are not impaired thereby. Adviser will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        Without limiting the foregoing, Manager represents that it understands that the Adviser now acts, will continue to act, or may act in the future, as investment adviser or investment sub-adviser to fiduciary and other managed accounts, including other investment companies and that Manager has no objection to Adviser so acting, provided that Adviser duly performs all obligations under this Agreement. Manager also understands that Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by Adviser with respect to the Fund. Nothing in this Agreement imposes upon Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which Adviser or its partners, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

                                              6.

Certain Records. Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund's investments made by Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31 a-1 (b)(5), (6), (7), (9) and (10) under that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31 a-1 and Rule 31 a-2 promulgated under the 1940 Act which are prepared or maintained by Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Manager on request.

        Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, the Manager, or any governmental agency or other instrumentality having regulatory authority over the Fund.

                                              7.

Reference to Adviser. The Manager shall not publish or distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of investment advisory services by Adviser pursuant to this Agreement, or use in advertising, publicity or otherwise the name of Adviser or any of its affiliates, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of Adviser or its affiliates, without the prior written consent of Adviser. Any materials utilized by the Manager which contain any information relating to the Adviser shall be submitted to the Adviser for approval prior to use, not less than five (5) business days before such approval is needed by Manager.

        Notwithstanding the foregoing, Manager may distribute information regarding the provision of investment advisory services by Adviser to the Board (the "Board Materials") without the prior written consent of Adviser. Manager will provide copies of the Board Materials to Adviser within a reasonable time following distribution to the Board.

Reference to Manager or Life Company or the Trust. Any materials utilized by the Adviser which contain any information relating to the Manager, a life insurance company investing in the Fund (including any information relating to its separate accounts or variable annuity or variable life insurance contracts) or the Trust shall be submitted to the Manager for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. No such materials shall be used if the Adviser or the Manager reasonably objects in writing to such use within five (5) days after receipt of such material.

                                              8.

Liability of Manager and Adviser.

        (a) The Manager shall indemnify and hold harmless the Adviser against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) ("Liabilities") arising out of any service, other than as provided in paragraph (b) of this
Section 8, to be rendered under this Agreement except by reason of willful misfeasance, bad faith or gross negligence in the performance of Adviser's duties.

        (b) With regard to the Adviser's Tax Compliance Responsibilities as set forth in Section 1, the Manager shall not indemnify and hold harmless Adviser for any negligent conduct or conduct that is not at the level at which a prudent person would conduct its own affairs.

        (c) The Adviser shall indemnify and hold harmless the Manager against any loss, liability, claim, damage or expense, including but not limited to those incurred by life insurance companies and their separate accounts that invest in the Fund and for which the Manager or the Fund is liable ("Liabilities") arising out of any service to be rendered under this Agreement with respect to the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement, and further, with regard to the Adviser's Tax Compliance Responsibilities, shall indemnify Manager for any Liabilities resulting from Adviser's negligent conduct. The Adviser will not be liable to Manager for any Liabilities relating to the failure of Manager to comply with this Agreement and/or any applicable insurance laws and rules, or as a result of any error of judgment or mistake of law, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

                                            9.

Duration and Termination. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period more than two years from the date of execution only so long as such continuance is specifically approved by the Trustees at the times and in the manner required by Section 15(a) and (c) of the 1940 Act and the rules thereunder.

        Pursuant to an Order of the Commission, the Manager may engage an Adviser without first obtaining approval of the investment advisory agreement by a majority of the outstanding voting securities of the Fund. This Agreement shall become effective upon its approval by the Board.

        This Agreement may be terminated at any time, without the payment of any penalty, by the Manager or Trustees on sixty (60) days' written notice to the Adviser, or by the Adviser on sixty (60) days' written notice to the Manager.

        This Agreement will automatically terminate in the event of its assignment. This Agreement will automatically terminate in the event that the Investment Management Agreement by and between the Trust and the Manager on behalf of the Fund, referred to in Section 1, is terminated.

     Notices and other writings delivered or mailed postage prepaid to Manager and the Trust at 3100 Sanders Road, Northbrook, Illinois 60062, Attn: Barbara J. Whisler, Esq., or to Adviser at Salomon Brothers Asset Management Inc., Seven World Trade Center, 38th Floor, New York, New York 10048, Attn: Robert A. Vegliante, Esq., or to such other address as Manager or Adviser may hereafter specify by written notice to the most recent address specified by the other party, will be deemed to have been properly delivered or given hereunder to the respective addressee.

        As used in this Section 9, the terms "assignment," "interested persons" and a "vote of a majority of the outstanding voting securities" will have the respective meanings set forth in the 1940 Act and the rules thereunder.

                                             10.

Confidentiality. All information and advice by Adviser for the Fund will be treated as confidential by Manager and will not be disclosed to third parties without Adviser's prior written consent, except as required by law.

                                             11.

Computer. The Adviser warrants that, to the best of its knowledge, the computer systems, software, hardware or equipment under its sole control and maintained in the course of performing its services under this Agreement, shall operate, without error, and as necessary shall accurately process all data which involve, in any way or manner, calendar year date dependencies or considerations. The parties agree that if any clause in this Agreement or any agreement of which this is a part attempts to limit the Adviser's liability to the Manager in any way or which disclaims any warranties then such clause or agreement shall not be effective with regard to any breach of the foregoing warranty. The parties further agree that the Federal "Year 2000 Information and Readiness Disclosure Act" and any Year 2000 Statement and Year 2000 Disclosure (as such terms are defined under the Act referenced) whether made or issued before, contemporaneous with or after this Agreement shall not operate or be deemed to limit, diminish, modify or otherwise affect the foregoing warranty the making of which Adviser acknowledges and agrees is material to the Manager=s Agreement hereunder.

       The Adviser represents and warrants that to the best of its knowledge the software utilized in the course of performing its services under this Agreement ("Software") (a) contains no hidden files, viruses or contaminants, (b) will not replicate, transmit, or activate itself without control of a person operating the computing equipment on which it resides, (c) will not access, alter, damage, erase, or otherwise interfere with, the Software, including, any data or computer programs without control of a person operating the computing equipment on which it resides, (d) contains no key, node lock, time-out or other function, whether implemented by electronic, mechanical or other means, which restricts or may restrict use or access to the Software without the consent of the computer user.

                                             12.

Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

Amendments. This Agreement may not be amended, altered or modified in any way except by an addendum in writing duly executed by the proper officials of the parties hereto.

Survival.  Sections 7, 8 and 10 will survive the termination of this Agreement.

Governing Law. This Agreement will be construed in accordance with the laws of the State of Illinois and the applicable provisions of the 1940 Act and the rules thereunder. To the extent that the applicable laws of the State of Illinois or any provisions herein conflict with the applicable provisions of the 1940 Act, the latter will control.


     IN  WITNESS  WHEREOF,   the  parties  have  caused  their  respective  duly
authorized officers to execute this Agreement on the ___ day of September, 1999, to be effective as of the 1st day of October, 1999.

By:__________________________
Name:________________________
Title:_________________________
Authorized Officer

SALOMON BROTHERS ASSET MANAGEMENT INC.


By:__________________________
Name:________________________
Title:_________________________
Authorized Officer

LSA ASSET MANAGEMENT LLC

Exhibit 23(4)(b)(iv)


                             SUB-ADVISORY AGREEMENT



        This Sub-Advisory Agreement (the "Agreement") executed this ___________ day of September, 1999 and effective October 1, 1999, by and between LSA Asset Management LLC, a Delaware limited liability company (the "Manager"), and Morgan Stanley Dean Witter Investment Management Inc., a Delaware corporation (the "Adviser").

        WHEREAS, the Manager has entered into an Advisory Agreement dated _________, (the "Advisory Agreement") with LSA Variable Series Trust (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Morgan Stanley Asset Management Focused Equity Fund (the AFund@).

        WHEREAS, the Manager is authorized, with the approval of the Board of Trustees of the Trust (the "Board" or "Trustees" as the context requires), to retain the Adviser to provide portfolio management and administrative services to the Manager in connection with the management of the Fund.

        WHEREAS, the Manager desires to retain the Adviser to render portfolio management and administrative services in the manner and on the terms set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Adviser agree as follows:

        1.     Sub-Advisory Services.

               a. The Adviser shall, subject to the supervision of the Manager and the Board, and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Fund. The Adviser shall manage the Fund in conformity with: (1) the investment objective, policies and restrictions of the Fund set forth in the Trust's then-current prospectus and statement of additional information relating to the Fund, (2) any additional policies or guidelines established by the Manager or by the Board that have been furnished in writing to the Adviser and
(3) the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and the majority or the whole of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Adviser shall, in its best judgment, determine. Notwithstanding the foregoing provisions of this Section 1.a., however, the Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Fund as the Manager shall determine are necessary in order for the Fund to comply with the Policies.

               b. The Adviser shall furnish the Manager and the Administrator with monthly, quarterly and annual reports concerning transactions and performance of the Fund in such form as may be mutually agreed upon, and agrees to review the Fund and discuss the management of the Fund with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Adviser shall permit all books and records with respect to the Fund to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, on reasonable notice. The Adviser shall also provide the Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Fund from time to time, including without limitation all material as reasonably may be requested by the Board pursuant to Section 15(c) of the 1940 Act.

               c. Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund's investments made by Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31 a-1 (b)(5), (6), (7), (9) and (10) under the 1940 Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31 a-1 and Rule 31 a-2 promulgated under the 1940 Act which are prepared or maintained by Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Manager upon request.

               d. The Adviser shall provide to the Manager a copy of its Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Adviser wishes to have authorized to give written and/ or oral instructions to custodians of assets of the Fund.

               e. The Adviser shall provide the Fund's Custodian (as defined below) on each business day with information relating to all transactions concerning the Fund's assets and shall provide the Manager with such information upon request of the Manager. The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Fund. The Adviser shall instruct the Custodian of the Fund and other parties providing services to the Fund to promptly forward misdirected proxy materials to the Adviser.

        2. Obligations of the Manager.

               a. The Manager shall provide (or cause the Fund's custodian, as defined below, to provide) timely information to the Adviser regarding such matters as the composition of assets of the Fund, cash requirements and cash available for investment in the Fund, and all other information as may be reasonably necessary for the Adviser to perform its responsibilities hereunder.

               b. The Manager has furnished the Adviser a copy of the prospectus and statement of additional information of the Trust and agrees during the continuance of this Agreement to furnish the Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. No revisions shall be made nor supplements issued regarding the Fund or the Adviser without the prior review and approval of the Adviser. No written materials naming or relating to the Adviser, its employees or its affiliated companies, other than materials provided or approved by the Adviser, shall be used by the Manager, the Fund or their affiliates in offering or marketing shares of the Fund. The Manager agrees to furnish the Adviser with minutes of meetings of the Trustees applicable to the Fund to the extent they may affect the duties of the Adviser, and with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Adviser may reasonably request to enable it to perform its functions under this Agreement.

               The Manager shall provide the Adviser with a copy of the Trust's agreement with the Custodian designated to hold the assets of the Fund (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Fund shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Adviser shall have no liability for the acts or omissions of the Custodian unless such act or omission is required by and taken in reliance upon instruction given to the Custodian by a representative of the Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

               The Manager shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Code. In connection with such compliance tests, the Manager shall prepare and provide reports to the Adviser within ten (10) business days of a calendar quarter end relating to the diversification of the Fund under Subchapter M and Section 817(h) of the Code. The Adviser shall review such reports for purposes of determining compliance with such diversification requirements. If it is determined that the Fund is not in compliance with the requirements noted above, the Adviser, in consultation with the Manager, will take prompt action to bring the Fund back into compliance within the time permitted under the Code (the Adviser's "Tax Compliance Responsibilities").

        3.     Expenses.

               Except for expenses specifically assumed or agreed to be paid by the Adviser pursuant hereto, the Adviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes,
(b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund, and
(c) custodian fees and expenses. The Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

        4.     Purchase and Sale of Assets.

               Absent instructions from the Manager to the contrary, the Adviser shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Adviser. The Adviser shall use its best efforts to obtain execution of transactions for the Fund at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

        5. Compensation of the Adviser.

               As its compensation hereunder, Manager will pay to Adviser, within twenty (20) business days after the end of each month, a fee calculated daily as a percentage of the average daily net assets of the Fund during that month at the following annual rate: ___% on the first $150 million; ___% on the next $100 million; ___% up to the next $250 million; and ___% in excess of $500 million.

               For the purpose of accruing compensation, the net assets of the Fund will be determined in the manner provided in the then-current prospectus of the Fund.

               The fee for any period less than one month shall be prorated according to the proportion that such period bears to the full monthly period. In the event of termination of this Agreement, all compensation due to the Adviser through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen (15) business days of the date of termination.

        6.     Non-Exclusivity.

               The Manager agrees that the services of the Adviser are not to be deemed exclusive and that the Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts and clients, except as the Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Fund. The Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

        7.     Reference to Manager or Life Company or Trust.

               Any materials utilized by the Adviser which contain any information relating to the Manager, a life insurance company investing in the Fund (including any information relating to its separate accounts or variable annuity or variable life insurance contracts) or the Trust shall be submitted to the Manager for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. No such materials shall be used if the Adviser or the Manager reasonably objects in writing to such use within five (5) business days after receipt of such material.

        8.     Reference to Adviser or Fund.

               Any materials utilized by the Manager which contain any information relating to the Adviser or the Fund shall be submitted to the Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. No such materials shall be used if the Adviser or the Manager reasonably objects in writing to such use within five (5) business days after receipt of such material.

        9.     Computer Systems.

               The Adviser  warrants that it will use its reasonable  efforts to ensure that the computer systems, software, hardware or equipment supplied or maintained in the course of performing its services under this Agreement, shall operate, without error, and as necessary shall accurately process all data which involve, in any way or manner, calendar year date dependencies or considerations. The parties agree that the Federal "Year 2000 Information and Readiness Disclosure Act" shall not operate or be deemed to limit, diminish, modify or otherwise affect the foregoing warranty the making of which Adviser acknowledges and agrees is material to the Manager's Agreement hereunder.


       10.     Indemnification.

               a. The Manager shall indemnify and hold harmless the Adviser, its officers and directors and each person, if any, who controls, is controlled by or is under common control, with the Adviser within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") ("Affiliates") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) ("Liabilities") arising out of any service, other than as provided in paragraph (b) of this
Section 10, to be rendered under this Agreement except by reason of willful misfeasance, bad faith or gross negligence in the performance of Adviser"s duties.

               b. With regard to the Adviser's Tax Compliance Responsibilities as set forth in Section 2, the Manager shall not indemnify and hold harmless Adviser for any negligent conduct or conduct that is not at the level at which a prudent person would conduct its own affairs.

               c. The Adviser shall indemnify and hold harmless the Manager and its Affiliates and each person, if any, who controls, is controlled by or is under common control, with the Manager within the meaning of Section 15 of the 1933 Act, Allstate Life Insurance Company and its Affiliates, including their separate accounts, which may invest in the Fund (collectively, the "Life Company") against any Liabilities arising out of any service to be rendered under this Agreement with respect to the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement, and further, with regard to the Adviser's Tax Compliance Responsibilities, shall indemnify Manager, Affiliates, and the Life Company for any Liabilities resulting from Adviser's negligent conduct or conduct that is not at the level at which a prudent person would conduct its own affairs. The Adviser and its Affiliates will not be liable to Manager for any Liabilities relating to the failure of Manager or its Affiliates to comply with this Agreement and/or any applicable insurance laws and rules, or as a result of any error of judgment or mistake of law, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

        11.    Effective Date and Termination.

               a. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period more than two years from the date of execution only so long as such continuance is specifically approved by the Trustees at the times and in the manner required by Section 15(a) and (c) of the 1940 Act and the rules thereunder.

               b. This Agreement may, at any time, be terminated on sixty (60) days' written notice to the Adviser by the Manager or Trustees. Pursuant to an Order of the Commission, the Manager may engage an Adviser without first obtaining approval of the investment advisory agreement by a majority of the outstanding voting securities of the Fund. This Agreement shall become effective upon its approval by the Board. The Adviser shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

               c. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement.

               d. This Agreement may be terminated by the Adviser on sixty (60) days' written notice to the Manager.

               Termination of this Agreement pursuant to this Section 11 shall be without the payment of any penalty.

        12.    Amendment.

               This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons of the Fund, the Manager or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

        13.    Definitions.

               For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated company" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

        14.    General.

               a. The Adviser may perform its services through an affiliated company, employee, officer or agent, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the then-current prospectus of the Fund shall perform the Fund management duties described therein until the Adviser notifies the Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

               b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

               c. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois.

        15.    Confidentiality.

               All information and advice by Adviser for the Fund will be treated as confidential by Manager and will not be disclosed to third parties without Adviser"s prior written consent except as required by law.

        16.    Use of Adviser Name.

        The Manager agrees that if this Agreement is terminated and the Adviser or an affiliate thereof shall no longer be the Adviser to the Fund, the Manager will change the name of the Fund to delete any reference to "Morgan Stanley Dean Witter Investment Management Inc." or "Morgan Stanley Asset Management."




                      LSA ASSET MANAGEMENT LLC

                      By:  _____________________________________
                      Name:  ___________________________________
                      Title: _____________________________________


                      MORGAN STANLEY DEAN WITTER
                      INVESTMENT MANAGEMENT INC.

                      By:  _____________________________________
                      Name:  ___________________________________
                      Title: _____________________________________

Exhibit 23(4)(b)(v)


                             SUB-ADVISORY AGREEMENT

         THIS AGREEMENT, executed this __________ day of September, 1999, and effective the 1st day of October 1999, among OpCap Advisors, a Delaware general partnership (the "Adviser"), and LSA Asset Management LLC, a Delaware limited liability company (the "Manager").

         WHEREAS, LSA Variable Series Trust, a Delaware business trust (the "Trust") has entered into an advisory agreement with the "Manager", a copy of which agreement is attached hereto as Exhibit A (the "Investment Advisory Agreement"), pursuant to which it will act as adviser to the OpCap Advisors Balanced Fund (the "Fund"), a series of the Trust. The Manager is authorized, with the approval of the Board of Trustees of the Trust (the "Board" or "Trustees" as the context requires), to retain the Adviser to provide investment advisory services to the Manager in connection with the management of the Fund.

         WHEREAS, The parties hereto wish to enter into an agreement whereby the Adviser will provide to the Manager, in connection with the management of the Fund, securities investment advisory services.

         NOW  THEREFORE,   In  consideration  of  the  mutual  covenants  herein
contained, the Manager and the Adviser agree as follows:

Appointment

(1) The Manager hereby employs the Adviser to render certain investment advisory services to the Fund as set forth herein. The Adviser hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

Services as Investment Adviser

(2) Subject to the supervision of the Manager and the Board, and in cooperation with any administrator appointed by the Manager (the "Administrator"), the Adviser shall furnish the Fund advice with respect to the investment and reinvestment of the assets of the Fund in accordance with the investment objectives, restrictions and limitations of the Fund, as set forth in the Trust's most recent Registration Statement.

(3) The Adviser shall provide to the Manager a copy of its Form ADV as filed with the Securities and Exchange Commission (the "Commission") and as amended from time to time and a list of the persons whom the Adviser wishes to have authorized to give written and/or oral instructions to the custodians of the assets of the Fund.

Custodian The Manager shall provide the Adviser with a copy of the Trust's agreement with the custodian designated to hold the assets of the Fund (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Fund shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). Where the Custodian's act(s) or omission(s) is required by, and taken in reliance upon, improper instructions given to the Custodian by a properly authorized representative of the Adviser, then the Adviser shall be liable for the act(s) or omission(s) of the Custodian. "Properly authorized" shall mean those representatives of the Adviser who are authorized, pursuant to the Custody Agreement, to give instructions to the Custodian under the Custodian Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

(4) The Adviser shall perform a monthly reconciliation of the Fund to the holdings report provided by the Trust's Custodian and bring any material or significant variances regarding holding or valuation to the attention of the Manager. The Adviser shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the Trust's assets and shall provide the Manager with such information upon request of the Manager.

(5) The  Adviser  shall  manage the Fund in  compliance  with  Subchapter  M and
Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations thereunder.

(6) The Manager shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code and Section 817(h) of the Code. In connection with such compliance tests, the Manager shall prepare and provide reports to the Adviser within ten (10) business days of a calendar quarter end relating to the diversification of the Fund under Subchapter M and Section 817(h). The Adviser shall review such reports for purposes of determining compliance with such diversification requirements. If it is determined that the Fund is not in compliance with the requirements noted above, the Adviser, in consultation with the Manager, will take prompt action to bring the Fund back into compliance within the time permitted under the Code (the Adviser's "Tax Compliance Responsibilities").

(7) The Adviser shall for all purposes herein be deemed to be an independent contractor. The Adviser has no authority to act for or represent the Trust or the Fund in any way except to direct securities transactions pursuant to its investment advice hereunder. The Adviser is not an agent of the Manager, the Trust or the Fund.

(8) The Adviser shall bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust or the Fund.

(9) The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Fund. The Manager shall instruct the Custodian of the Fund and other parties providing services to the Fund to promptly forward misdirected proxy materials to the Adviser.

Maintenance of Books and Records

(10) The Adviser shall maintain, in compliance with the Investment Company Act of 1940, as amended (the "1940 Act"), all books and records with respect to transactions involving the assets of the Fund for which the Adviser has responsibility. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Manager copies of any of such records upon the Fund's or the Manager's request. The Adviser further agrees to preserve, for the periods prescribed by Rule 31a-2 under the 1940 Act, the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Investment Advisers Act of 1940, as amended, for the period specified in said rule. The Adviser shall provide to the Manager or the Board such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Manager or Board may reasonably request. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Manager on request.

Compensation

(11)(a) The Manager agrees to pay the Adviser for its services to be furnished under this Agreement the fees set forth in Exhibit B attached hereto. Such fees, with respect to each calendar month after the effective date of this Agreement, shall be paid on the 20th business day after the close of each calendar month.

(11)(b) The fee for the period from the initial capitalization of the Trust to the end of the month during which such capitalization accrued shall be prorated according to the proportion that such period bears to the full monthly period.

(11)(c) In the event of termination of this Agreement on a day that is not the end of a calendar month, the payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month.

(11)(d) For the purposes of this Section 11, the daily closing net asset values of the Fund shall be computed in the manner specified in the Trust's Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Fund's shares.

Services to Other Companies or Accounts

(12) The services of the Adviser hereunder are not to be deemed to be exclusive, and the Adviser is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. The Manager has no objection to the Adviser rendering such services, provided that whenever the Trust and one or more other accounts or investment companies advised by the Adviser have available funds for investment, that suitable and appropriate investments for each will be allocated in a manner believed to be equitable to each entity. The Adviser agrees to similarly allocate opportunities to sell securities.

         Without in any way relieving the Adviser of its responsibilities hereunder, it is agreed that the Adviser may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder. Without the prior written consent of the Board and the Manager, the Adviser shall not perform its services under this Agreement through affiliated companies other than Oppenheimer Capital. The Board and the Manager recognize and agree that all services to be performed by the Adviser for the Fund may be performed by employees of Oppenheimer Capital, the parent company of the Adviser.

Brokerage

(13) In connection with the management of the investment and reinvestment of the assets of the Fund, the Adviser is authorized to select the brokers or dealers which will execute purchase and sale transactions for the Fund. In its selection of brokers and dealers, the Adviser is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of Fund securities for the Trust. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Fund, and its shareholders, the Adviser shall have the right, subject to the approval of the Board and the Manager, to follow a policy of selecting brokers and dealers to furnish statistical research and other services to the Fund, the Manager, or the Adviser and, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., to take into account the sale of variable contracts which are invested in Trust shares in allocating to brokers and dealers purchase and sale orders for Fund securities, provided the Adviser believes that the quality of the transaction and commission are comparable to what they would be with other qualified firms.

Termination of Agreement

(14) The Manager or Trustees may terminate this Agreement by sixty (60) days' written notice to the Adviser and the Adviser may terminate this Agreement by sixty (60) days' written notice to the Manager, without the payment of any penalty. Pursuant to an Order of the Commission, the Manager may engage an adviser without first obtaining approval of the investment advisory agreement by a majority of the outstanding voting securities of the Fund. This Agreement shall become effective upon its approval by the Board. The Adviser shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

         This Agreement will terminate automatically upon the termination of the Investment Advisory Agreement. This Agreement will terminate automatically in the event of its assignment.

(15) This Agreement shall become effective as of the date of its execution and shall continue in effect for a period more than two years from the date of execution only so long as such continuance is specifically approved by the Trustees at the times and in the manner required by Section 15(a) and (c) of the 1940 Act and the rules thereunder.

Indemnification

(16)(a) The Manager shall indemnify and hold harmless the Adviser, its officers and directors and each person, if any, who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") ("Affiliates") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) ("Liabilities") arising out of any service, other than as provided in paragraph (b) of this Section 16, to be rendered under this Agreement except by reason of willful misfeasance, bad faith or gross negligence in the performance of Adviser's duties.

(16)(b) With regard to the Adviser's Tax Compliance Responsibilities as set forth in Section 6, the Manager shall not indemnify and hold harmless Adviser for any negligent conduct or for Adviser's not taking any corrective action required to be taken based on consultations with Manager.

(16)(c) The Adviser shall indemnify and hold harmless the Manager and its Affiliates and each person, if any, who controls the Manager within the meaning of Section 15 of the 1933 Act, Allstate Life Insurance Company and its
Affiliates, including their separate accounts, which may invest in the Fund (collectively, the "Life Company") against any Liabilities arising out of any service to be rendered under this Agreement with respect to the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement, and further, with regard to the Adviser's Tax Compliance Responsibilities, shall indemnify Manager, Affiliates, and the Life Company for Liabilities resulting from Adviser's negligent conduct. The Adviser and its Affiliates will not be liable to Manager for any Liabilities relating to the failure of Manager or its Affiliates to comply with this Agreement and/or any applicable insurance laws and rules, or as a result of any error of judgment or mistake of law, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

Marketing Support

(17) The Adviser or an affiliate shall provide marketing support to the Manager in connection with the sale of Trust shares and/or the sale of variable annuity and variable life insurance contracts issued by the Life Company as reasonably requested by the Manager. Such support shall include, but not necessarily be limited to, presentations by representatives of the Adviser at investment seminars, conferences and other industry meetings. Any materials utilized by the Manager which contain any information relating to the Adviser shall be submitted to the Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Manager. No such materials shall be used if the Adviser or the Manager reasonably objects in writing to such use within five (5) days after receipt of such material.

Reference to Manager or Life Company or Trust

(18) Any materials utilized by the Adviser or an affiliate which contain any information relating to the Manager, Life Company (including any information relating to its separate accounts or variable annuity or variable life insurance contracts) or the Trust shall be submitted to the Manager for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. No such materials shall be used if the Adviser or the Manager reasonably objects in writing to such use within five (5) days after receipt of such material.

Year 2000 Representations

(19) Adviser agrees to take steps consistent with the standard of care it is required to exercise under the Sub-Advisory Agreement with respect to assuring that its computer systems are Year 2000 compliant. Although the Adviser agrees to be bound to exercise this standard of care, the Adviser cannot guarantee that the Fund will not suffer from disruptions or adverse results arising as a consequence of entering the Year 2000.

Computer Software Representations

(20) The Adviser represents and warrants that to the best of its knowledge, the software utilized in the course of performing its services under this Agreement ("Software") (a) contains no hidden files, viruses or contaminants, (b) will not replicate, transmit, or activate itself without control of a person operating the computing equipment on which it resides, (c) will not access, alter, damage, erase, or otherwise interfere with, the Software, including, any data or computer programs without control of a person operating the computing equipment on which it resides, (d) contains no key, node lock, time-out or other function, whether implemented by electronic, mechanical or other means, which restricts or may restrict use or access to the Software without the consent of the computer user.

Definitions

(21) For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "affiliated companies" and "interested persons," when used herein, shall have the meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act.

General

(22) This Agreement shall be governed by the laws of Illinois.

(23) The Adviser agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Adviser.

(24) This Agreement will become binding on the parties hereto upon their execution of the Agreement.

(25) Any notice hereunder shall be deemed duly given if sent by hand, evidenced by written receipt or by certified mail, return receipt requested, to the parties at the addresses set forth below:

If to the Adviser:                If to the Manager or the Trust:

OpCap Advisors                    LSA Asset Management LLC
1345 Avenue of the Americas       3100 Sanders Road
New York, New York 10105-4800     Northbrook, Illinois  60062
Attn:  Deborah Kaback, Esq.       Attn:  Barbara J. Whisler, Esq.

(26) This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law, such amendment shall also have been approved by a vote of a majority of the outstanding securities of the Fund and by a vote of a majority of Trustees who are not interested persons of the Fund, the Manager or the Adviser, and in person at a meeting called for the purpose of voting on such approval.

(27) If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(28) All information and advice by the Adviser for the Fund will be treated as confidential by Manager and will not be disclosed without Adviser's prior written consent to third parties except as required by law.



                           LSA ASSET MANAGEMENT LLC

                           By:  _____________________________________
                           Name:  ___________________________________
                           Title:  _____________________________________



                           OPCAP ADVISORS


                           By:  _____________________________________
                           Name:  ___________________________________
                           Title:  _____________________________________

                                    EXHIBIT A
                              MANAGEMENT AGREEMENT

     Management Agreement dated , between LSA Variable Series Trust, a Delaware business trust (the "Trust") and LSA Asset Management LLC, a Delaware limited liability Company, (the "Manager"). In consideration of the mutual covenants contained herein, the parties agree as follows:


1. APPOINTMENT OF MANAGER

     The Trust hereby appoints the Manager, subject to the supervision of the Trustees of the Trust and the terms of this Agreement, as the investment manager for each of the Funds of the Trust (the "Funds") specified in Schedule 1 to this Agreement as it shall be amended by the Manager and the Trust from time to time. The Manager accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Manager will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Manager.


2. DUTIES OF THE MANAGER

     a. Subject to the general supervision of the Trustees of the Trust and the terms of this Agreement, the Manager will at its own expense, select and contract with investment advisers ("Advisers") to manage the investments and determine the composition of the assets of the Funds; provided, that any contract with an Adviser (an "Advisory Agreement") shall be in compliance with and approved as required by the Investment Company Act of 1940 ("Investment Company Act") and the performance thereunder consistent with terms of an exemptive order granted by the Securities and Exchange Commission ("SEC") permitting the Manager to employ a manager-of-managers strategy. Subject always to the direction and control of the Trustees of the Trust, the Manager will monitor compliance of each Adviser with the investment objectives and related investment policies, as set forth in the Trust's registration statement filed with the SEC, of any Fund or Funds under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of such Adviser.

     b.   The Manager will furnish to the Trust the following:

          i. necessary office space in the offices of the Manager or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

          ii. necessary office personnel, including personnel for the performance of clerical, accounting and other office functions, exclusive of those functions (a) related to the investment subadvisory services to be provided by any Adviser pursuant to an Advisory Agreement and (b) relating to other services for which the Trust has contracted with a third party;

          iii. accounting, bookkeeping, recordkeeping and related services other than services in respect of the records relating to any other services for which the Trust has contracted with a third party (including any Adviser); and

          iv. all other information and services, (other than services of counsel or independent accountants or investment subadvisory services to be provided by any Adviser under an Advisory Agreement), required in connection with the preparation of all registration statements and prospectuses, all annual, semiannual and periodic reports to shareholders of the Trust, regulatory authorities or others, all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities and all tax returns.

     c. In addition to negotiating and contracting with Advisers as set forth in section (2)(a) of this Agreement and providing facilities, personnel and services as set forth in section (2)(b) at its own expense, the Manager will pay or cause to be paid:

          i. the cost of any advertising or sales literature relating solely to the Trust;

          ii. the cost of printing and mailing prospectuses to persons other than current holders of Trust shares or variable contracts funded by Trust shares; and

          iii. the compensation of all officers and Trustees of the Trust who are also directors, officers or employees of the Manager or its affiliates.


3. EXPENSES ASSUMED BY THE TRUST

     The Trust will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Manager as provided in this Agreement or by an Adviser as provided in an Advisory Agreement. Without limiting the generality of the foregoing, the Trust shall pay or arrange for the payment of the following:

          a. any of the costs of printing and mailing all registration statements and prospectuses, all annual, semiannual and periodic reports to shareholders of the Trust, regulatory authorities or others, all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities and all tax returns;

          b. compensation of the officers and Trustees of the Trust other than those enumerated in (2.)(c.)(iii.);

          c.   registration,   filing   and  other  fees  in   connection   with
               requirements   of   applicable   state  and  federal   regulatory
               authorities;

          d. the charges and expenses of the custodian appointed by the Trust for custodial services;

          e. the charges and expenses of the independent accountants retained by the Trust;

          f.   the  charges  and  expenses  of  any  administrative,   transfer,
               bookkeeping, fund accounting, and compliance testing services, and dividend disbursing agents appointed by the Trust;

          g. broker's commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

          h. taxes and corporate fees payable by the Trust to federal, state or other governmental agencies;

          i. the cost of stock certificates, if any, representing shares of the Trust;

          j. legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities;

          k.   association membership dues if any;

          l.   insurance premiums for fidelity and other coverage;

          m.   expenses of shareholders and Trustees' meetings;

          n.   pricing shares of the Trust's Funds;

          o.   interest on borrowings; and

          p.   litigation expenses.

4. COMPENSATION OF MANAGER


     As compensation for the services rendered and obligations assumed hereunder by the Manager, the Trust shall pay to the Manager monthly a fee that is equal on an annual basis to that percentage of the average daily net assets of each Fund set forth on Schedule 1 attached hereto, which is incorporated by reference herein (and with respect to any future Fund, such percentage as the Trust and the Manager may agree to from time to time in writing by a signed Amendment of
Schedule 1 subject to Section 13 herein). Such fee shall be computed and accrued daily. If the Manager serves as Manager for less than the whole of any period specified in this Section 4, the compensation to the Manager shall be prorated. For purposes of calculating the Manager's fee, the daily value of each Fund's net assets shall be computed by the same method as the Trust uses to compute the net asset value of that Fund. The Manager will pay all fees owing to each Adviser, and the Trust shall not be obligated to the Advisers in any manner with respect to the compensation of such Advisers. The Manager reserves the right to waive all or a part of its fee.


5. NON-EXCLUSIVITY

     The services of the Manager to the Trust are not to be deemed to be exclusive, and the Manager shall be free to render investment management or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.


6. SUPPLEMENTAL ARRANGEMENTS

     The Manager may enter into arrangements with other persons affiliated with the Manager to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Manager.


7. LIMITATION OF LIABILITY OF THE MANAGER

     a. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager and/or any of its affiliates and the directors, officers and employees of the Manager and/or of its affiliates shall not be subject to liability to the Trust or to any holder of an interest in any Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     b. The Trust will indemnify the Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from acts or omissions of the Trust. Indemnification shall be made only after: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Trust was liable for the damages claimed or (ii) in the absence of such a decision, a reasonable determination based upon a review of the facts, that the Trust was liable for the damages claimed, which determination shall be made by either (a) the vote of a majority of a quorum of Trustees of the Trust who are neither "interested persons" of the Trust nor parties to the proceeding ("disinterested non-party Trustees") or (b) an independent legal counsel satisfactory to the parties hereto, whose determination shall be set forth in a written opinion. The Manager shall be entitled to advances from the Trust for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent that would be permissible under the applicable provisions of Delaware law and the Investment Company Act. The Manager shall provide to the Trust a written affirmation of its good faith belief that the standard of conduct necessary for indemnification under such law has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Manager shall provide security in form and amount acceptable to the Trust for its undertaking; (b) the Trust is insured against losses arising by reason of the advance; or (c) a majority of the independent Trustees of the Trust, or independent legal counsel in a written opinion, shall have determined, based on a review of facts readily available to the Trust at the time the advance is proposed to be made, that there is reason to believe that the Manager will ultimately be found to be entitled to indemnification.


8. LIMITATION OF TRUST'S LIABILITY.

     The Manager acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Manager agrees that the Trust's obligations hereunder in any case shall be limited to the Trust and to its assets and that the Manager shall not seek satisfaction of any such obligation from the holders of the interests in any Fund nor from any Trustee, officer, employee or agent of the Trust.


9. CONFLICTS OF INTEREST

     It is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Manager are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; that the Manager may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Manager, respectively, or by specific provision of applicable law.

10. REGULATION



     The Manager shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.


11. DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective on the later of its execution or the date that it has been approved by shareholders of the Trust and/or the Board of Trustees of the Trust in the manner required by the Investment Company Act. The Agreement will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, provided that in either such event the continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or any continuance of the Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all the Funds of the Trust.

     If the shareholders of a series of any Fund fail to approve the Agreement or any continuance of the Agreement, the Manager will continue to act as investment Manager with respect to such Fund pending the required approval of the Agreement or its continuance or of a new contract with the Manager or a different Manager or other definitive action; provided, that the compensation received by the Manager in respect of such Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Fund or the amount it would have received under the Agreement in respect of such Fund, whichever is less.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Fund by the vote of a majority of the outstanding voting securities of the shares of such Fund, on sixty days written notice to the Manager, or by the Manager on sixty days' written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event if its assignment (as defined in the Investment Company Act).


12. PROVISION OF CERTAIN INFORMATION BY MANAGER

     The Manager will promptly notify the Trust in writing of the occurrence of any of the following events:

     a. the Manager fails to be registered as an investment adviser under the Investment Advisers Act of 1940 or under the laws of any jurisdiction in which the Manager is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     b. the Manager is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

     c. the chief executive officer or controlling stockholder of the Manager or the Fund manager of any Fund changes.


13. AMENDMENTS TO THE AGREEMENT

     This Agreement may be materially amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Funds affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of the shares of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of the Trust.


14. ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.


15. HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part thereof.


16. NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust to the attention of its Secretary or Manager to the attention of its Secretary, in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

17. SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.


18. GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of Delaware, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

[SEAL]                            LSA VARIABLE SERIES TRUST


                                            By:
                                  [NAME, TITLE]


                                  LSA ASSET MANAGEMENT LLC

[SEAL]
                                            By:
                                  [NAME, TITLE]

                                   SCHEDULE 1



1.   Focused Equity Fund: ____ of the current net assets of the Fund.

2.   Growth Equity Fund: ____ of the current net assets of the Fund.

3.   Disciplined Equity Fund: ____ of the current net assets of the Fund.

4.   Value Equity Fund: ____ of the current net assets of the Fund.

5.   Balanced Fund: ____ of the current net assets of the Fund.

6. Emerging Growth Domesitic Equity Fund: ____ of the current net assets of the Fund.

         The Percentage Fee for each Fund shall be accrued for each calendar day and the sum of the daily fee accruals shall be payable monthly to the Manager. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Fund as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                    EXHIBIT B

                            SUB-ADVISORY COMPENSATION

                          OpCap Advisors Balanced Fund

         For all services rendered by Adviser hereunder, Manager shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, monthly a fee, on an annualized basis of net assets under management, of ____% of the first $250 million and ___% in excess of $250 million.

Exhibit 23(4)(b)(vi)

                             SUB-ADVISORY AGREEMENT

     This Sub-Advisory Agreement (the "Agreement") is entered into by and between LSA Asset Management LLC, a Delaware limited liability company (the "Manager"), and RS Investment Management, L.P. a California limited partnership (the "Adviser").

     WHEREAS, the Manager has entered into an Advisory Agreement, effective October 1, 1999, (the "Advisory Agreement") and attached as Exhibit A to this Agreement, with LSA Variable Series Trust (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the RS Investment Management Emerging Growth Domestic Equity Fund (the "Fund").

     WHEREAS, the Manager is authorized, with the approval of the Board of Trustees of the Trust (the "Board" or "Trustees" as the context requires), to retain the Adviser to provide portfolio management and administrative services to the Manager in connection with the management of the Fund.

     WHEREAS, the Manager desires to retain the Adviser to render portfolio management and administrative services in the manner and on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Adviser agree as follows:

     1. Sub-Advisory Services.

          a. The Adviser shall, subject to the supervision of the Manager and the Board, and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Fund. The Adviser shall manage the Fund in conformity with: (1) the investment objective, policies and restrictions of the Fund set forth in the Trust's then-current prospectus and statement of additional information relating to the Fund in the form previously provided by the Manager to the Adviser, (2) any additional policies or guidelines established by the Manager or by the Board that have been furnished in writing to the Adviser and (3) the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and the majority or the whole of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Adviser shall, in its best judgment, determine. Notwithstanding the foregoing provisions of this Section 1.a., however, the Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Fund as the Manager shall determine are necessary in order for the Fund to comply with the Policies.

          b. The Adviser shall furnish the Manager and the Administrator with monthly, quarterly and annual reports concerning transactions and performance of the Fund in such form as may be mutually agreed upon, and agrees to review the Fund and discuss the management of the Fund with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Adviser shall permit all books and records with respect to the Fund to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, on reasonable notice. The Adviser shall also provide the Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Fund from time to time, including without limitation all material as reasonably may be requested by the Board pursuant to Section 15(c) of the 1940 Act.

          c. Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund's investments made by Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31 a-1 (b)(5), (6), (7), (9) and (10) under the 1940 Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31 a-1 and Rule 31 a-2 promulgated under the 1940 Act which are prepared or maintained by Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Manager upon request.

          d. The Adviser shall provide to the Manager a copy of its Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Adviser wishes to have authorized to give written and/ or oral instructions to custodians of assets of the Fund.

          e. The Adviser shall provide the Fund's Custodian (as defined below) on each business day with information relating to all transactions concerning the Fund's assets and shall provide the Manager with such information upon request of the Manager. The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Fund. The Adviser shall instruct the Custodian of the Fund and other parties providing services to the Fund to promptly forward misdirected proxy materials to the Adviser.

     2. Obligations of the Manager.

          a. The Manager shall provide (or cause the Fund's Custodian, as defined below, to provide) timely information to the Adviser regarding such matters as the composition of assets of the Fund, cash requirements and cash available for investment in the Fund, and all other information as may be reasonably necessary for the Adviser to perform its responsibilities hereunder.

          b. The Manager has furnished the Adviser a copy of the prospectus and statement of additional information of the Trust and agrees during the continuance of this Agreement to furnish the Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. No revisions shall be made nor supplements issued regarding the Fund or the Adviser without the prior review and approval of the Adviser. No written materials naming or relating to the Adviser, its employees or its affiliated companies, other than materials provided or approved by the Adviser, shall be used by the Manager, the Fund or their affiliates in offering or marketing shares of the Fund. The Manager agrees to furnish the Adviser with minutes of meetings of the Trustees applicable to the Fund to the extent they may affect the duties of the Adviser, and with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Adviser may reasonably request to enable it to perform its functions under this Agreement.

     The Manager shall provide the Adviser with a copy of the Trust's agreement with the Custodian designated to hold the assets of the Fund (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Fund shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Adviser shall have no liability for the acts or omissions of the Custodian unless such act or omission is required by and taken in reliance upon instruction given to the Custodian by a representative of the Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

     The Manager shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Code. In connection with such compliance tests, the Manager shall prepare and provide reports to the Adviser within ten (10) business days of a calendar quarter end relating to the diversification of the Fund under Subchapter M and
Section 817(h) of the Code. The Adviser shall review such reports for purposes of determining compliance with such diversification requirements. If it is determined that the Fund is not in compliance with the requirements noted above, the Adviser, in consultation with the Manager, will take prompt action to bring the Fund back into compliance within the time permitted under the Code (the Adviser's "Tax Compliance Responsibilities).

     3. Expenses.

     Except for expenses specifically assumed or agreed to be paid by the Adviser pursuant hereto, the Adviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund, and (c) custodian fees and expenses. The Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

     4. Purchase and Sale of Assets.

     Absent instructions from the Manager to the contrary, the Adviser shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Adviser. The Adviser shall use its best efforts to obtain execution of transactions for the Fund at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

     5. Compensation of the Adviser.

     As its compensation  hereunder,  Manager will pay to Adviser, within twenty
(20) business days after the end of each month, a fee calculated daily as a percentage of the average daily net assets of the Fund during that month at an annual rate of ___% on the first $100 million of assets; ___% on assets in excess of $100 million and below $200 million; and ___% on assets in excess of $200 million.

     For the purpose of accruing compensation, the net assets of the Fund will be determined in the manner provided in the then-current prospectus of the Fund.

     The fee for any period less than one month shall be prorated according to the proportion that such period bears to the full monthly period. In the event of termination of this Agreement, all compensation due to the Adviser through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen (15) business days of the date of termination.

     6. Non-Exclusivity.

     The Manager agrees that the services of the Adviser are not to be deemed exclusive and that the Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts and clients, except as the Adviser and the Manager may otherwise agree from time to time in writing after the date hereof. This
Agreement shall not in any way limit or restrict the Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Fund. The Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

     7. Reference to Manager or Life Company or Trust.

     Any materials utilized by the Adviser which contain any information relating to the Manager, a life insurance company investing in the Fund (including any information relating to its separate accounts or variable annuity or variable life insurance contracts) or the Trust shall be submitted to the Manager for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. No such materials shall be used if the Manager reasonably objects in writing to such use within five (5) business days after receipt of such material.

     8. Reference to Adviser or Fund.

     Any materials utilized by the Manager which contain any information relating to the Adviser or the Fund shall be submitted to the Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Manager. No such materials shall be used if the Adviser reasonably objects in writing to such use within five (5) business days after receipt of such material.

     9. Computer Systems.

     Adviser and its affiliates, on the one hand, and Manager and its affiliates on the other hand, represent and warrant to each other that they will use reasonable commercial efforts to (a) review all of their respective hardware and/or software comprising computer systems which will be used in connection with this Agreement (individually, the "Computer System" and collectively, the "Computer Systems") to determine if such Computer Systems are Year 2000
Compliant  (as  defined  below),  (b) render  such  Computer  Systems  Year 2000
Compliant prior to any part of such Computer Systems suffering a material malfunction due to its not being made Year 2000 Compliant on a timely basis, and
(c) jointly test any interfaces between Adviser and its affiliates' Computer System and Manager and its affiliates' Computer System so as to determine that they are capable of interfacing without material malfunctions. In the event that any portion of such Computer System materially malfunctions due to the failure to be made Year 2000 Compliant on a timely basis, the party responsible for operating and/or maintaining such Computer System shall use good faith efforts to correct the malfunction and render the relevant portion of the Computer
System Year 2000 Compliant in order to mitigate the damages from such malfunction and to avoid any further material malfunction. Adviser and its affiliates and manager and its affiliates represent and warrant to each other that they have devoted sufficient resources in terms of funding personnel and project time to satisfy their respective obligations under this warranty.

     For the purpose of this Section 9, "Year 2000 Compliant" shall mean that the referenced Computer System will correctly differentiate between years, in different centuries, that end in the same two digits, and will accurately process date/time data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the centuries including leap year calculations, provided that any hardware or software not being operated and/or maintained as part of the referenced Computer System, is itself Year 2000 Compliant.

     10. Indemnification.

     a. The Manager shall indemnify and hold harmless the Adviser, its officers and directors and each person, if any, who controls, is controlled by or is under common control, with the Adviser within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act') ("Affiliates") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) ("Liabilities") arising out of any service, other than as provided in paragraph (b) of this
Section 10, to be rendered under this Agreement except by reason of willful misfeasance, bad faith or gross negligence in the performance of Adviser's duties.

     b. With regard to the Adviser's Tax Compliance Responsibilities as set forth in Section 2, the Manager shall not indemnify and hold harmless Adviser for any negligent conduct or conduct that is not at the level at which a prudent person would conduct its own affairs.

     c. The Adviser shall indemnify and hold harmless the Manager and its Affiliates and each person, if any, who controls, is controlled by or is under common control, with the Manager within the meaning of Section 15 of the 1933 Act, Allstate Life Insurance Company and its Affiliates, including their separate accounts, which may invest in the Fund (collectively, the "Life Company") against any Liabilities arising out of any service to be rendered under this Agreement with respect to the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement, and further, with regard to the Adviser's Tax Compliance Responsibilities, shall indemnify Manager, Affiliates, and the Life Company for any Liabilities resulting from Adviser's negligent conduct or conduct that is not at the level at which a prudent person would conduct its own affairs. The Adviser and its Affiliates will not be liable to Manager for any Liabilities relating to the failure of Manager or its Affiliates to comply with this Agreement and/or any applicable insurance laws and rules, or as a result of any error of judgment or mistake of law, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

     11. Effective Date and Termination.

     a. This Agreement shall become effective as of October 1, 1999, and shall continue in effect for a period more than two years from the date of execution only so long as such continuance is specifically approved by the Trustees at the times and in the manner required by Section 15(a) and (c) of the 1940 Act and the rules thereunder.

     b. This Agreement may, at any time, be terminated on sixty (60) days' written notice to the Adviser by the Manager or Trustees. Pursuant to an Order of the Commission, the Manager may engage an Adviser without first obtaining approval of the investment advisory agreement by a majority of the outstanding voting securities of the Fund. This Agreement shall become effective upon its approval by the Board. The Adviser shall be without any benefit accruing as a result of shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

     c. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement.

     d. This Agreement may be terminated by the Adviser on sixty (60) days' written notice to the Manager.

     Termination of this Agreement pursuant to this Section 11 shall be without the payment of any penalty.

     12. Amendment.

     This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons of the Fund, the Manager or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     13. Definitions.

     For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated company" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

     14. General.

     a. The Adviser may perform its services through an affiliated company, employee, officer or agent, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the then-current prospectus of the Fund shall perform the Fund management duties described therein until the Adviser notifies the Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

     b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     c. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois.

     15. Confidentiality.

     All information and advice by Adviser for the Fund will be treated as confidential by Manager and will not be disclosed to third parties without Adviser's prior written consent except as required by law.

     16. Use of Adviser Name.

     The Manager agrees that if this Agreement is terminated and the Adviser or an affiliate thereof shall no longer be the Adviser to the Fund, the Manager will change the name of the Fund to delete any reference to "RS Investment Management."


IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement on this ___________ day of September, 1999, effective October 1, 1999.


                           LSA ASSET MANAGEMENT LLC

                           By:  _____________________________________
                           Name:  ___________________________________
                           Title:  _____________________________________


                           RS INVESTMENT MANAGEMENT, L.P.

                           By:  _____________________________________
                           Name:  ___________________________________
                           Title:  _____________________________________

                                    EXHIBIT A

INVESTMENT MANAGEMENT AGREEMENT